DIMENSIONAL INVESTMENT GROUP INC.

SUPPLEMENT TO THE SUMMARY AND STATUTORY PROSPECTUS OF THE TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

The purpose of this Supplement to the Summary and Statutory Prospectuses dated February 12, 2022, as amended, of the Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolio”), a series of Dimensional Investment Group Inc. (the “Fund”), is to notify shareholders that the Board of Directors of the Fund approved converting the Portfolio into an exchange-traded fund (“ETF”) by the reorganization of the Portfolio into a corresponding ETF, the Dimensional US Marketwide Value ETF, a newly created series of Dimensional ETF Trust.

A Prospectus/Information Statement with respect to the reorganization will be mailed before the consummation of the reorganization to holders of the Portfolio’s shares as of the record date. Dimensional Fund Advisors LP, the Advisor to the Portfolio and the ETF, anticipates the reorganization to close in the second quarter of 2022.

The date of this Supplement is February 12, 2022